UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

May 2, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, on June 7, 2013, at 10:00 a.m. (China local time).

At the meeting, shareholders will be asked to vote on the election of five directors and on the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2013.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning the matters to be considered at the meeting. The Company intends to commence mailing the Proxy Statement and accompanying Proxy Card on or about May 8, 2013, to all shareholders entitled to vote at the annual meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of SinoCoking Coal and Coke Chemical Industries, Inc.

Sincerely,

/s/ Jianhua Lv

Jianhua Lv,

Chairman of the Board and

Chief Executive Officer

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 7, 2013

TO THE SHAREHOLDERS OF SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.:

The annual meeting of the shareholders of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation, (the “Company”), will be held on June 7, 2013, at 10:00 a.m. (China local time), at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, for the following purposes:

1.	To elect five directors to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors recommends that you vote in favor of each of the nominees to the board of directors, as discussed in Proposal 1, and in favor of Proposal 2.

The Board of Directors has fixed the close of business on April 29, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed Proxy Card and return it in the accompanying envelope as promptly as possible. The Proxy Card also provides instructions on voting by telephone or electronically. Returning the Proxy Card (or voting electronically or via telephone) will not affect your right to vote in person if you attend the meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.

By Order of the Board of Directors,

Sincerely,

/s/ Jianhua Lv

Jianhua Lv,

Chairman of the Board and

Chief Executive Officer

Pingdingshan, People’s Republic of China

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 7, 2013

GENERAL

This Proxy Statement is furnished by the Board of Directors (the “Board”) of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies for use at the annual meeting of shareholders to be held on June 7, 2013, at 10:00 a.m. (China local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000. The Company intends to commence mailing this Proxy Statement, the Notice of Annual Meeting and accompanying Proxy Card on or about May 8, 2013, to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this Proxy Statement?

You received this Proxy Statement because you held shares of the Company’s common stock on April 29, 2013 (the “Record Date”) and are entitled to vote at the annual meeting. The Board is soliciting your proxy to vote at the meeting.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

What proposals will be voted on at the annual meeting?

Shareholders will vote on two proposals at the annual meeting:

1.	The election of five directors (see page 5); and

2.	The ratification of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013 (see page 7).

We will also consider any other business that properly comes before the Annual Meeting. See question titled “Will any other matters be voted on?” immediately below.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed Proxy Card would authorize Mr. Jianhua Lv to vote on such matters in his discretion.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Co., Inc., then you are a shareholder of record.

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If you are a shareholder of record, there are three ways to vote:

1.	By completing, signing, dating and returning your Proxy Card in the postage-paid envelope provided by the Company;

2.	By following the instructions for electronic voting using the Internet or by telephone, which are printed on your Proxy Card. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your Proxy Card. If you vote via the Internet or by telephone, do not mail a Proxy Card; or

3.	By voting in person at the annual meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your shares is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or agent.

If your shares are held in street name, you must instruct the organization that holds your shares how to vote your shares. If such voting instructions are not provided, then your shares that are held in street name will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

With the exception of Proposal 2, the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2013, all of the proposals to be voted upon at this annual meeting are considered non-routine.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 21,121,372 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least one-third of the Company’s total outstanding shares of common stock on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 7,040,458 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

Assuming the presence of a quorum at the annual meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of five members to the Board	Plurality of the votes cast (the five directors receiving the most “For” votes)	No

Ratification of the Appointment of Friedman LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2013	A majority of the votes cast	Yes

Can I revoke or change my vote after I deliver my proxy?

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Yes. You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Secretary of the Company at our principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the annual meeting?” below.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on April 29, 2013, may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the Proxy Card but do not indicate how to vote on a proposal?

If you sign your Proxy Card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the meeting.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Currently, the Board has fixed the number of directors at five persons. Five directors are to be elected to the Board at the annual meeting. The directors will hold office until the next annual meeting, or until their resignations or removal. The Nominating Committee of the Board has nominated Jianhua Lv, Hui Zheng, Yushan Jiang, Hui Huang and Haoyi Zhang for re-election at the annual meeting. All of the nominees currently serve on the Board.

The Company has not received a nominee from a shareholder who is not also an officer or director of the Company. Each nominee to the Board has expressed a willingness to serve during the next year and, based on a review of their qualifications, each was deemed to be a suitable candidate for nomination. We believe that the nominees set forth below possess valuable experience necessary to guide the Company in the best interests of the shareholders. All of the Company’s directors are expected to attend the annual meeting. Information regarding the pertinent business experience and educational background of each nominee is provided below:

The Nominees

Name	Age (1)	Position
Jianghua Lv	46	Chief Executive Officer and Chairman of the Board of Directors
Hui Zheng	41	Vice President of Operations and Director
Yushan Jiang (2) (3) (4)	60	Independent Director
Hui Huang (2) (3) (4)	45	Independent Director
Haoyi Zhang (2) (3) (4)	40	Independent Director

____________________

(1)	As of the date of this Proxy Statement.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Nominating Committee.

Jianhua Lv has been the executive director and chairman of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”) since 1996, when he founded the company. From 1989 to 1996, Mr. Lv held a number of positions at the Henan Province Pingdingshan Coal Group, where he developed many years of experience in the coal and coking industries. In early 2007, Mr. Lv was appointed as a standing committee member of the Chinese People’s Political Consultative Conference of Baofeng, Henan Province, and as a standing committee member of the National People’s Congress of Baofeng, Henan Province. Mr. Lv has been honored as an outstanding entrepreneur of the year in 2003 and 2004. Mr. Lv holds a bachelor’s degree in Chinese and a master’s degree in economics from Henan University, and a master of law degree from the Central Party School. Mr. Lv’s experience as our Chief Executive Officer and Chairman, and his extensive knowledge of the coal and coking industries, qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Hui Zheng has served as vice manager of Human Resources at Hongli since 2006, and as a statistician, secretary and vice-dean from 1998 until 2006. Mr. Zheng has worked in the materials industry since 1996. Mr. Zheng holds a degree from Zhengzhou University. Mr. Zheng’s in-depth working experience as vice manager at Hongli, his knowledge and his lengthy working experience in the Chinese coal and materials industries qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Yushan Jiang has served as the chief executive officer of Pingdingshan Coal Group’s Shoushan Coking Co., Ltd. since February 2007. From 2001 to 2007, he was chief engineer at e Henan Tianhong Coking Company. Mr. Jiang gained extensive experience in the coking industry as he held numerous positions since 1972 as a worker, director, and head of research and development for various coking operations. Mr. Jiang is also currently a vice-director and member of the Coking Committee of the Henan Province Metals Association, and vice-secretary of the Henan Province Institute of Coal & Coke. Mr. Jiang holds a bachelor’s degree in coal and chemistry from the Wuhan College of Iron & Steel. Mr. Jiang’s extensive working and leadership experience in the coking industry and his educational background qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Hui Huang is the chairman and chief executive officer of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company (“WPCWSUCC”). Mr. Huang has also served as director of sales and administration of the same company from 1985 to 1996. He then served as director of the Economics and Technology Cooperation Center of the Pingdingshan Coal Group (now WPCWSUCC) from 1996 to 2008. Mr. Huang is also a director of the China Association of Comprehensive Resource Utilization, a vice-director of the Henan Institute of Coal (a branch of the China Association of Comprehensive Resource Utilization), and vice-secretary of the Pingdingshan Youth Union. Mr. Huang holds a bachelor’s degree in economic management and an MBA from the University of Mining and Technology. Mr. Huang’s vast experience in the coal and coking industry and in management as an executive officer and director of WPCWSUCC, and as a leader in various coal industry related associations, led our Nominating Committee to conclude that he should be nominated to serve another term as a director.

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Haoyi Zhang serves as the chief financial officer of Henan Pinggao Electricity Ltd., one of the major A-Share public companies traded on the Shanghai Stock Exchange, a position he has held since January 2005. From April 2004 to March 2009, he served as the chief accountant of Henan Pinggao DongZhi Gao Ya Kaiguan Ltd., a Sino-Japanese joint venture with Toshiba. Mr. Zhang held numerous positions at China Beifang Industry Company, Xiamen Branch, from July 1995 to March 2004, including as the deputy director, the director, the deputy chief accountant, the assistant general manager and the chief accountant. Mr. Zhang holds a bachelor’s degree in accounting from Xiamen University and an EMBA degree from Xian Jiaotong University. Mr. Zhang’s extensive financial and accounting experience at numerous Chinese companies and his educational background qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES.

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PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. We anticipate that a representative of Friedman LLP will be available at the annual meeting to answer appropriate questions from our shareholders and the Audit Committee.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Friedman LLP to our shareholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if shareholders do not ratify the appointment. Even if the appointment is ratified, however, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Friedman LLP.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by Friedman LLP during the fiscal years ended June 30, 2012 and 2011:

	Fiscal Year Ended June 30,
	2012	2011
Audit Fees (1)	$343,016	$220,000
Audit-related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$343,016	$220,000

____________________

(1)	Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)	Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

We are required to comply with the NASDAQ Stock Market (“NASDAQ”) listing standards, under which a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determination are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time. Based upon information submitted to the Company, the Board has determined that Messrs. Yushan Jiang, Hui Huang and Haoyi Zhang are each “independent” under the NASDAQ listing standards. Mr. Jianhua Lv, as the Company’s Chief Executive Officer, and Mr. Hui Zheng, as the Company’s Vice President of Operations, are not independent directors.

Board Meetings and Board Committees

The Board currently consists of five members. Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified. The Board is responsible for the business and affairs of the Company and considers various matters that require its approval. Below is a description of each committee of the Board as such committees are presently constituted. The Board has determined that each current committee member meets the applicable SEC and NASDAQ rules and regulations regarding “independence,” and is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee assists the Board with oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the SEC requires to be included in the annual proxy statement. The current members of the Audit Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, with Mr. Zhang as the chairperson. Each member is a non-employee director of the Board. The Board has determined that Mr. Zhang is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Exchange Act. The Audit Committee met three times during the fiscal year ended June 30, 2012.

Compensation Committee

The Board established the Compensation Committee on February 16, 2010. The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, with Mr. Jiang as the chairperson. The Compensation Committee met one time during the fiscal year ended June 30, 2012.

Nominating Committee

The Board established the Nominating Committee on February 16, 2010. The Nominating Committee assists in the selection of director nominees, approve director nominations to be presented for shareholder approval at our annual meeting and fill any vacancies on the Board, consider any nominations of director candidates validly made by shareholders, and review and consider developments in corporate governance practices. The current members of the Nominating Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, with Mr. Huang as the chairperson. The Nominating Committee took action by unanimous written consent one (1) time during the fiscal year ended June 30, 2012.

In evaluating candidates to determine if they are qualified to become members of the Board, the Nominating Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a public company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating Committee also considers services by Board members and nominees on the board of directors of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of the Company, taking into consideration the diverse communities and geographies in which the Company operates. Although the Nominating Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

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Each of the five nominees for election as a director named in this Proxy Statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board’s nominees.

Shareholder Communications with the Board

All communications should be directed to the Company’s Secretary at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Jianhua Lv serves as Chief Executive Officer and Chairman of the Board of the Company. The Board believes that the Company and its shareholders have been well served in the past and continue to be well served in the current business environment by this leadership structure. Mr. Lv is the director most familiar with our business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters. Mr. Lv also provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Overall, we believe that having the same person serve as both Chairman and Chief Executive Officer helps provide strong, unified leadership for our management team and Board. Additionally, because three of our five current Board members have been deemed to be “independent” by the Board, we believe the Board structure provides sufficient independent oversight of our management. The Board has not designated a lead independent director.

The Board, as a whole and also at the committee level, plays an active role overseeing the overall management of the Company’s risks. Our Audit Committee reviews financial and operational items with our management and the Company’s independent auditors. Although the Board does not regularly review formal reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks, the Company’s Board is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to the Board and who supervise day to day risk management.

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended June 30, 2012:

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jianhua Lv (1)	$-	$-	$-	$-	$-	$-	$-
Hui Zheng	$10,000	$-	$-	$-	$-	$-	$10,000
Yushan Jiang	$10,000	$-	$-	$-	$-	$-	$10,000
Hui Huang	$10,000	$-	$-	$-	$-	$-	$10,000
Haoyi Zhang	$10,000	$-	$-	$-	$-	$-	$10,000

____________________

(1)	This individual’s compensation is reflected in the Summary Compensation Table for our executive officers above.

All of our current directors were appointed on February 5, 2010 in connection with the Share Exchange. On February 5, 2010, we entered into letter agreements with all of our current directors and pursuant to which we agreed to pay cash compensation in the amount of $10,000 to each of the directors for their services on our board of directors. The terms and conditions under these agreements remained effective for 2012.

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INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Last Election or Appointment
Jianhua Lv	Chief Executive Officer and Chairman of the Board of Directors	June 29, 2012
Zan (“Sam”) Wu	Chief Financial Officer	February 5, 2010
Hui Zheng	Vice President of Operations and Director	June 29, 2012
Yushan Jiang	Independent Director	June 29, 2012
Hui Huang	Independent Director	June 29, 2012
Haoyi Zhang	Independent Director	June 29, 2012

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officer who is not also a director is described below.

Zan (“Sam”) Wu has served as the chief financial officer of Hongli since July 2009. Prior to this, Mr. Wu worked as an auditor at the Zhong Rui Hui Accounting Firm from 2000 to 2001. Mr. Wu was a financial analyst at VIR Consultancy Ltd. from 2003 to 2004. From 2004 through 2006, Mr. Wu held the positions of assistant manager and financial manager at Domino Scientific Equipment Ltd. Mr. Wu was the chief representative of Global American, Inc. (China Representative Office) from 2006 to 2009. Mr. Wu holds a bachelor’s degree in accounting from the Capital University of Economics and Business and a master’s degree in financial management and control from Aston Business School.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings as described in subparagraph (f) of Item 401 of Regulation S-K that are material to the evaluation of their ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2012, our directors, executive officers and holders of 10% or more of our common stock complied with Section 16(a) filing requirements applicable to them.

Code of Ethics and Business Conduct

The Board adopted a Code of Ethics that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics was filed as Exhibit 14 to the Company’s Annual Report on Form 10-KSB filed with the SEC on March 30, 2004.

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Indemnification

Pursuant to our Articles of Incorporation, the Company will indemnify any of our officers and directors or any former officer or directors for such expenses and liabilities, in such manner, under such circumstances to such extent as permitted by the Florida Business Corporation Act, Section 607.0850, as amended.

Florida law permits a corporation, under specified circumstances, to indemnify our directors, officers, employees or agents against expenses (including attorney’s fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties by reason of the fact that they were or are directors, officers, employees or agents of the corporation, if such directors, officers, employees or agents acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason to believe their conduct was unlawful. In a derivative action, that is, one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors, officers, employees or agents in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they will have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made if such person has been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that the defendant directors, officers, employees or agents are fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Our Articles of Incorporation contain a provision stating that no director will be liable to the Company or to our shareholders for monetary damages for breach of fiduciary duty as a director. The intention of the foregoing provisions is to eliminate the liability of our directors to the fullest extent permitted by Florida law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

We maintain the following equity compensation plans. The discussions below give effect to the 1-for-12 reverse stock split effected on January 15, 2009 and the 1-for-20 reverse stock split the Company effected on February 5, 2010.

2012 Equity Incentive Plan

On April 5, 2012, our board of directors approved a stock incentive plan for officers, directors, employees, and consultants entitled “SinoCoking Coal and Coke Chemical Industries, Inc. 2012 Equity Incentive Plan” (the “2012 Plan”).  The maximum number of shares that may be issued under the Plan is 2,000,000 shares of our common stock.  The 2012 Plan was approved by our shareholders at our annual meeting held on June 29, 2012.  Under the 2012 Plan, the Company may issue common stock and/or options to purchase common stock to our officers, directors, employees and consultants.  The 2012 Plan is administered by our board of directors or a committee that it designates comprising of at least three independent directors.  The board (or the committee if one is designated) has full and complete authority, in its discretion, but subject to the express provisions of the 2012 Plan, to grant awards, to determine the number of awards to be granted and the time or times at which awards shall be granted; to establish the terms and conditions upon which awards may be exercised; to remove or adjust any restrictions and conditions upon awards; to specify, at the time of grant, provisions relating to exercisability of awards and to accelerate or otherwise modify the exercisability of any awards; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the 2012 Plan.  As of June 30, 2012, there were 2,000,000 shares of our common stock remaining available for future issuance under the 2012 Plan.

2002 Stock Option Plan for Directors

In 2002, our board of directors adopted a 2002 Stock Option Plan for Directors (the “Directors Plan”). The purpose of the Directors Plan is to attract and retain the services of experienced and knowledgeable individuals to serve as our directors. On the date the Directors Plan was adopted, the total number of shares of common stock subject to it was 11,057. This number of shares may be increased on the first day of January of each year so that the common stock available for awards will equal 5% of the common stock outstanding on that date, provided, however, that the number of shares included in the Directors Plan may not exceed more than 10% of all shares of common stock outstanding. The Directors Plan is administered by the board of directors, or any committee that may be authorized by the board of directors, so long as any such committee is made up of non-employee directors. The grant of an option under the Directors Plan is discretionary. The exercise price of an option must be the fair market value of the common stock on the date of grant. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock of the Company already owned by the person. The term of an option granted pursuant to the Directors Plan may not be more than 10 years. The Directors Plan was adopted and approved by the board of directors on October 11, 2002, and shall terminate 10 years from such approval date.

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2002 Consultant Stock Plan

In 2002, our board of directors adopted a 2002 Consultant Stock Plan (the “Consultants Plan”). The purpose of the Consultants Plan is to be able to offer consultants and others who provide services to the Company the opportunity to participate in our growth by paying for such services with equity awards. The total number of shares of common stock subject to the Consultants Plan was increased from 27,084 to 133,334 as approved by the board of directors in 2003. The Consultants Plan is administered by the board of directors, or any committee that may be authorized by the board of directors. Persons eligible for awards under the Consultants Plan may receive options to purchase common stock, stock awards or stock restricted by vesting conditions. The exercise price of an option must be no less than 85% of the fair market value of the common stock on the date of grant. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock of the Company already owned by the person or with a fully recourse promissory note, subject to applicable law. The term of an option granted pursuant to the Consultants Plan may not be more than 10 years. The Consultants Plan terminated in May 2012 in accordance with its terms.

1999 Stock Option Plan

In 1999, our board of directors adopted a 1999 Stock Option Plan (the “Option Plan”). The purpose of the Option Plan is to be able to retain the services of employees and consultants and others who are valuable to the Company and to offer incentives to such persons to achieve the objectives of our shareholders. The total number of shares of common stock subject to the Option Plan is 45,417. The Option Plan is administered by the board of directors, or any committee that may be authorized by the board of directors, so long as any such committee is made up of non-employee directors. Employees eligible for awards under the Option Plan may receive incentive options to purchase common stock. If a recipient does not receive an incentive option, he or she will receive a non-qualified stock option. The exercise price of an option must be no less than the fair market value of the common stock on the date of grant, unless the recipient of an award owns 10% or more of our common stock, in which case the exercise price of an incentive stock option must not be less than 110% of the fair market value. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock of the Company already owned by the recipient of the award. The term of an option granted pursuant to the Option Plan may not be more than five years if the option is an incentive option granted to a recipient who owns 10% or more of our common stock, or 10 years for all other recipients and for recipients of non-qualified stock options. Incentive stock options may be granted under the Option Plan until the day immediately preceding the 10 year anniversary of the date on which the Option Plan was adopted by the board of directors, which was October 14, 1999. Non-Qualified Stock Options may be granted under the Option Plan until the Option Plan is terminated by the board of directors in its sole discretion.

The following table illustrates, as of June 30, 2012, information relating to all of our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plan Approved by Security Holders
2012 Plan	0		n/a	2,000,000
2002 Consultant Stock Plan	0		n/a	0
1999 Stock Option Plan	6,059	(1)	$96.00	0

Equity Compensation Plan Not Approved by Security Holders –
2002 Stock Option Plan for Directors	4,792	(1)	$75.13	0

____________________

(1)	This number reflects the reverse stock splits that were effected in January 2009 and February 2010.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 29, 2013, regarding the beneficial ownership of the Company’s common stock by any person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group. All officers and directors above utilize the following address for correspondence purposes: Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

Name and Address	Amount and Nature of Beneficial Ownership	Percent (%) of Class*
Jianhua Lv (1)	6,694,091	31.7%
Zan (“Sam”) Wu	0	0%
Hui Zheng	0	0%
Hui Huang	0	0%
Yushan Jiang	0	0%
Haoyi Zhang	0	0%
All Officers and Directors as a Group (6 total)	6,694,091	31.7%
Honour Express Limited (2)	6,694,091	31.7%

____________________

*	Applicable percentage ownership is based on 21,121,372 shares of common stock issued and outstanding as of April 29, 2013.

(1)	Represents shares held directly by Honour Express Limited, a British Virgin Islands international business company (“Honour Express”). Jianhua Lv is a director of Honour Express, and in such capacity, Mr. Lv may be deemed to have voting and dispositive power over the shares held directly by Honour Express. Mr. Lv is also an indirect beneficiary, as he holds an option to acquire shares of Honour Express. Pursuant to a certain Incentive Option Agreement dated July 6, 2009, as amended (“Incentive Option Agreement”), Mr. Lv has the right to acquire 100% of the issued and outstanding capital stock of Honour Express from a nominee who holds the shares of capital stock of Honour Express, subject to certain conditions. Mr. Lv’s address is: 10th Floor, Chengshi Xin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China, 467000.

(2)	The address of Honour Express Limited is: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder of the Company, or any associate or any such directors, officers or affiliates, is a party that is adverse to the Company in any material legal proceeding.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to our Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Jianhua Lv (1)	2012	240,000	0	0	0	0	0	0	240,000
Chairman and	2011	192,000	—	—	—	—	—	—	192,000
Chief Executive Officer	2010	80,000	—	—	—	—	—	—	80,000
Liuchang Yang (2)	2012	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Former Director, Vice	2011	9,167	—	—	—	—	—	—	9,167
President and Secretary	2010	4,056	—	—	—	—	—	—	4,056
Zan Wu (3)	2012	180,000	0	0	0	0	0	0	180,000
Chief Financial Officer	2011	120,000	—	—	—	—	—	—	120,000
	2010	50,000	n/a	n/a	n/a	n/a	n/a	n/a	50,000

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____________________

(1)	Mr. Lv was appointed as our president, chief executive officer and chairman of the board on February 5, 2010 in connection with the Share Exchange.

(2)	Mr. Yang was appointed as our vice president of operation, secretary and director on February 5, 2010 in connection with the Share Exchange and resigned from these positions on May 31, 2011.

(3)	Mr. Wu was appointed as our chief financial officer on February 5, 2010 in connection with the Share Exchange.

Outstanding Equity Awards

There was no equity awards granted to our officers or directors in the year ended June 30, 2012.

Retirement Plans

We currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Potential Payments upon Termination or Change-in-Control

We currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

Employment Agreements

We entered into an employment agreement with Mr. Jianhua Lv, our president and chief executive officer, on February 5, 2010. The compensation committee of the board of directors approved and established Mr. Lv’s salary at $240,000 per annum for the 2012 fiscal year. Mr. Lv agreed that in the event that he departs from the Company for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with the business interests of the Company. Both the Company and Mr. Lv have the right to terminate Mr. Lv’s employment with or without cause by giving prior notice. Any disputes arising from Mr. Lv’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decision of the court located in Henan Province, China. Mr. Lv’s agreement does not provide for any fixed term or duration, and Mr. Lv is employed by the Company on an at-will basis.

We entered into an employment agreement with Mr. Zan Wu, our chief financial officer, treasurer and secretary, on February 5, 2010. The compensation committee of the board of directors approved and established Mr. Wu’s salary at $180,000 per annum for the 2012 fiscal year. Mr. Wu agreed that in the event that he departs from the Company for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with the business interests of the Company. Both the Company and Mr. Wu have the right to terminate Mr. Wu’s employment with or without cause by giving prior notice. Any disputes arising from Mr. Wu’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decisions of the court located in Henan Province, China. Mr. Wu’s agreement does not provide for any fixed term or duration, and Mr. Wu is employed by the Company on an at-will basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Transactions

We recognize that transactions we may conduct with any of our directors or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than our best interests and those of our stockholders. As set forth in our Audit Committee Charter, our Audit Committee shall review and approve our related party transactions, arrangements or relationships. Such related party transactions include any indebtedness or guarantee of indebtedness, in which we and any of the following have an interest: (i) any person who is or was an executive officer, director, or director nominee of us at any time since the beginning of our last fiscal year; (ii) a person who is or was an immediate family member (as defined in the policy) of an executive officer, director, or director nominee at any time since the beginning of our last fiscal year; (iii) any person who, at the time of the occurrence or existence of the transaction, is greater than 5% beneficial owner of our common stock; (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member (as defined in the policy) of the greater than 5% beneficial owner of our common stock; or (v) or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in which such person has a 10% or greater beneficial ownership interest (which we refer to in this Proxy Statement as a “related person”). The transactions monitored include where the aggregate amount is expected to exceed $120,000 in which a related person has a direct or indirect material interest. Potential related person transactions proposed to be entered into by us shall be reviewed and approved by the Audit Committee. The Audit Committee will review the material facts of any potential related person transaction and will then approve, ratify or disapprove the transaction.

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Related Transactions

As of June 30, 2012 and 2011, we had $0 and $575,700 in advances to suppliers. Such amounts represent prepayments we made to the 40% owner of Xingsheng Coal for coal purchases. We hold the remaining 60% of Xingsheng Coal through Hongli.

From time to time, our CEO Mr. Jianhua Lv advances expenses on our behalf. Such advances are interest free, due on demand and repaid in cash. Advances from our CEO amounted to $156,227 and $455,768 at June 30, 2012 and 2011, respectively.

FORM 10-K – ANNUAL REPORT

ENCLOSED HEREWITH IS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO (WITHOUT EXHIBITS) FOR OUR FISCAL YEAR ENDED JUNE 30, 2012. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. ADDITIONAL COPIES MAY BE REQUESTED IN WRITING. SUCH REQUESTS SHOULD BE SUBMITTED TO THE COMPANY’S SECRETARY AT KUANGGONG ROAD AND TIYU ROAD 10TH FLOOR, CHENGSHI XIN YONG SHE, XINHUA DISTRICT, PINGDINGSHAN, HENAN PROVINCE, PEOPLE’S REPUBLIC OF CHINA 467000. EXHIBITS TO THE FORM 10-K WILL ALSO BE PROVIDED UPON SPECIFIC REQUEST. THE MATERIALS WILL BE PROVIDED WITHOUT CHARGE.

AUDIT COMMITTEE REPORT

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board on February 16, 2010. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

•	reviewed and discussed the audited financial statements with management and the independent auditors;

•	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•	based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, as filed with the Securities and Exchange Commission.

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Respectfully submitted,

The Audit Committee of the Board of Directors

Haoyi Zhang, Chairperson Yushan Jiang Hui Huang

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

To be considered for inclusion in next year’s Proxy Statement, shareholder proposals must be received at our principal executive offices no later than the close of business on January 2, 2014. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the Proxy Statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the 2014 annual meeting.

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the Proxy Statement, we must receive such proposal no later than March 23, 2014. Under Rule 14a-4(c) under the Exchange Act, which governs the Company’s use of discretionary proxy voting authority with respect to shareholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the shareholder’s notice of intent to present such a proposal at the Company’s 2014 Annual Meeting by March 23, 2014, then the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the Proxy Statement. However, if the date of our 2014 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice must not have been received a reasonable time before the Company sends its proxy materials for the 2014 annual meeting in order for the Company to be allowed to use its discretionary voting authority.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Company’s Proxy Statement. The Company reserves the right to exclude shareholder proposals pursuant to SEC rules, or if untimely. Shareholders continuously holding at least 1% or $2,000 in market value of the issued and outstanding shares of a class of our securities for at least one year are eligible to submit proposals or may nominate director candidates. If a shareholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the board of directors (or nominating committee, if applicable) concerning such candidate must be furnished within a reasonable time prior to the above deadline for shareholder proposals.

All notices of intention to present a proposal at the 2014 annual meeting should be addressed to our Company Secretary, SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any shareholder proposal for next year’s Annual Meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company Secretary at SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

OTHER MATTERS

The Board of Directors and management do not know of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Jianhua Lv

Jianhua Lv,

Chief Executive Officer and

Chairman of the Board of Directors

Pingdingshan, People’s Republic of China

May 2, 2013

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YOUR VOTE IS IMPORTANT – VOTE TODAY IN ONE OF THREE WAYS:

MAIL	INTERNET	PHONE
If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.	If you wish to vote by internet, please log-on to: http://www.proxypush.com/itc. Enter your control number printed below and vote your proxy by checking the appropriate boxes. Click on “Accept Vote”.	After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to a few simple questions. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at 866.702.2536 on a touch-tone telephone.

All votes must be received by 8:00 pm, China local time, on June 6, 2013

(same as 8:00 am, U.S. Eastern Standard Time, on June 6, 2013)

CONTROL NUMBER

▼   FOLD AND DETACH HERE   ▼

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

for the June 7, 2013 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held on at 10:00 AM (China local time) on June 7, 2013 (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints Jianhua Lv, as Proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.001 per share, held of record by the undersigned at the close of business on April 29, 2013, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2013.

The Proxy Statement, the Notice of Annual Meeting of Shareholders and Our Annual Report to Shareholders are available at http://www.proxypush.com/itc.

1.	The Board of Directors recommends a vote FOR each director of the Company listed below, to serve until the Annual Meeting of Stockholders for the fiscal year ending June 30, 2014 and until such director’s respective successors shall be elected and qualified, or until such director’s earlier death, resignation or removal from office.

Jianhua Lv	☐ FOR	☐ WITHHOLD	Hui Huang	☐ FOR	☐ WITHHOLD

Yushan Jiang	☐ FOR	☐ WITHHOLD	Haoyi Zhang	☐ FOR	☐ WITHHOLD

Hui Zheng	☐ FOR	☐ WITHHOLD

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

2.	The Board of Directors recommends a vote FOR ratification of the appointment of Friedman LLP as the independent auditors for the Company for the fiscal year ending June 30, 2013.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON DESIGNATED AS PROXY.

Please mark, sign, date, and return this Proxy as promptly as possible in the envelope provided.

Dated: ____________________, 2013

X__________________________________

X__________________________________

Signature(s) of Stockholders

Joint owners should each sign. Signature(s) should correspond with your name(s) as printed on this Proxy. Attorneys, executors, trustees, administrators and guardians should give full title and authority. If a corporation, please provide full name of corporation and title of the authorized officer signing this Proxy. If a partnership or limited liability company (“LLC”), please provide the full partnership’s or LLC’s name and title of the authorized person signing this Proxy.